EXHIBIT 10.10

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.
This exhibit is an English translation of a foreign language document. The Company hereby agrees to furnish to the SEC, upon request, a copy of the foreign language document.

Supplementary Agreement to
Employment Agreement No. dated September 1, 2020

City of Astana                                    March 3, 2025

Parties:
EMPLOYER: Public Company Freedom Finance Global PLC, a private company duly registered in the Register of Companies of the Astana Financial Services Authority and licensed under commercial number AFSA-A-LA-2020-0019 and identification number 200240900095, with its registered office at Republic of Kazakhstan, Astana, Esil district, Dostyk street, building 16, office 2 (Talan Towers Offices), represented by the Chief Executive Officer Tukanov Renat Sautzhanovich acting on the basis of the Articles of Association.,
and
EMPLOYEE: Lukyanov Sergey Nikolayevich, Foreigner’s Republic of Kazakhstan Residence Permit No. [***] issued by [***] on [***], IIN [***], residing at: [***], hereinafter jointly referred to as the Parties, have entered into this supplementary agreement (the “Agreement”) to the Employment Agreement (the “Contract”) dated September 1, 2020 as follows:

1.Item 1 of Annex No. 1 to the Contract shall be stated as follows:
"1. The Employer establishes the following amount of remuneration for the Employee:
The Employee’s monthly salary is 20,930,000 (Twenty million nine hundred thirty thousand) Tenge (excluding mandatory social health insurance contributions, mandatory pension contributions to the accumulative pension fund, individual income tax, and other mandatory budget payments in accordance with the procedure determined by the legislation of the Republic of Kazakhstan)."
2.The remaining terms of the Contract shall remain unchanged.
3.This Agreement shall enter into force from the moment it is signed by the Parties.
4.This Agreement is drawn up in two copies, one for each of the Parties.

5. DETAILS AND SIGNATURES OF THE PARTIES

Employer:	Employee:
Public Company	Lukyanov Sergey Nikolayevich
Freedom Finance Global PLC
Republic of Kazakhstan, Astana, Esil district, Dostyk street, building 16, office 2 (Talan Towers Offices)	Foreigner’s Republic of Kazakhstan Residence Permit No. [***]
BIN 200240900095	issued by [***] on [***]
Bank details:	IIN [***]
No. [***]	[***]
“Bank Freedom Finance Kazakhstan” JSC
BIC: KSNVKZKA
Kbe 15

Chief Executive Officer

/s/ Tukanov R.S. Tukanov R.S. (stamp)	/s/ Lukyanov S.N. Lukyanov S.N.